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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 2, 2004
                                ----------------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-27577                16-1538028
          --------                    ---------                ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

  135 Corporate Woods, Rochester, New York                            14623
  ----------------------------------------                          ---------
  (Address of Principal Executive Offices)                          (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On February 2, 2004, Leonard R. Bayer, Executive Vice President and Chief Scientist of Harris Interactive, Inc. (the "Company") and a member of the Company's Board of Directors, established a pre-arranged plan to sell a portion of shares of the common stock, par value $0.001 per share, of the Company (the "Common Stock") held by him, in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 ("Rule 10b5-1"). Mr. Bayer's plan provides that he may sell up to 1,000,000 shares of Common Stock through May 6, 2005, subject to conditions specified in the plan.

In addition, Albert Angrisani, President and Chief Operating Officer of the Company and a member of the Company's Board of Directors, has established a pre-arranged plan to exercise and sell a portion of the employee stock options exercisable for shares of Common Stock (the "Employee Stock Options") held by him, in accordance with Rule 10b5-1. Mr. Angrisani's plan becomes effective on February 5, 2004 and provides that he may exercise and sell up to 400,000 shares issuable upon exercise of Employee Stock Options through August 31, 2004, subject to conditions specified in the plan.

Rule 10b5-1 permits insiders to establish a written plan to sell a specified number of shares over a set period of time. The plan must be entered into in good faith at a time when the insider is not in possession of material non-public information. Subsequent receipt by the insider of material, non-public information will not prevent transactions under the plan from being executed. Except as may be required by law, the Company does not undertake to report modifications, terminations, transactions or other activities under the plans referred to above or the plan of any other officer or director of the Company.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HARRIS INTERACTIVE INC.
                                                 (Registrant)


                                            By:       /s/  Bruce A. Newman
                                                   --------------------------
                                            Name:  Bruce A. Newman
                                            Title: Chief Financial Officer
                                                   (Principal Financial Officer)

Dated: February 4, 2004


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